DRYDEN SHORT-TERM BOND FUND, INC. – DRYDEN ULTRA SHORT BOND FUND

Supplement dated September 15, 2005 to the Prospectus dated April 12, 2005

This supplement sets forth the changes to the Dryden Short-Term Bond Fund, Inc. – Dryden Ultra Short Bond Fund (the “Fund”) Prospectus dated April 12, 2005.

The following is added to footnote 5 to the table captioned “Annual Fund Operating Expenses” under the heading “Fees and Expenses” on page 8:

(5)           Prudential Investments LLC agreed, effective August 1, 2005,  to reduce the Fund’s management fee rate whereby the management fee, as a percentage of the Fund’s average daily net assets, is as follows: 0.50%  to $1 billion, and 0.45% on $1 billion and over.

In addition, effective August 1, 2005, Prudential Investments LLC voluntarily agreed to waive 0.10% of the Fund’s annual management fee.  Had the reduced management fee rate and the management fee waiver been in effect during the Fund’s fiscal year ended December 31, 2004, the management fee paid by the Fund would have been 0.40% of average annual net assets and total annual Fund operating expenses would have been 0.57% of average annual net assets.

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